UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 8, 2025

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.

On November 8, 2025, Ionis Pharmaceuticals, Inc.  (“Ionis,” “we,” “us” or “our company”) issued a press release announcing positive results from the pivotal Phase 3 CORE and CORE2 studies of olezarsen in people with severe hypertriglyceridemia (“sHTG”).  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On November 8, 2025, we announced positive results from the pivotal Phase 3 CORE and CORE2 studies of olezarsen in people with sHTG. The studies met the primary endpoint, with olezarsen achieving a highly statistically significant placebo-adjusted mean reduction in fasting triglyceride (TG) levels of up to 72% at six months. The reductions were sustained through 12 months. Olezarsen showed a highly statistically significant 85% reduction in acute pancreatitis events, the first and only time achieved in sHTG. Additionally, 86% of olezarsen-treated patients achieved triglyceride levels less than 500 mg/dL, below the risk threshold for acute pancreatitis. Olezarsen demonstrated favorable safety and tolerability.

These data were presented during a late-breaking session at the American Heart Association Scientific Sessions, taking place November 7-10 in New Orleans, and simultaneously published in The New England Journal of Medicine.

Nearly 1,100 patients were enrolled in the CORE and CORE2 studies, which is the largest pivotal program ever conducted in sHTG, and patients were required to be on standard of care lipid-lowering therapy. The CORE and CORE2 studies met the primary endpoint across doses, with olezarsen demonstrating an up to 72% (p<0.001) placebo-adjusted mean reduction in fasting triglyceride levels at six months. The reductions were sustained through 12 months. Additionally, among patients with baseline levels above these thresholds at 12 months:

•	TGs <880 mg/dL: 89% and 88% of patients on olezarsen 50 mg and 80 mg, respectively, achieved triglyceride levels less than 880 mg/dL, the level associated with the highest risk of acute pancreatitis.

•	TGs <500 mg/dL: 86% of patients on olezarsen 50 mg and 80 mg achieved triglyceride levels less than 500 mg/dL, below the risk threshold for sHTG and acute pancreatitis.

•	TGs <150 mg/dL: 34% and 54% of patients on olezarsen 50 mg and 80 mg, respectively, achieved normal triglyceride levels less than 150 mg/dL.

Olezarsen demonstrated a highly statistically significant 85% reduction in adjudicated acute pancreatitis events at 12 months (p<0.001). These results were based on a total of 22 events in 17 patients in the placebo group, compared to seven events in five patients in the olezarsen group.
•	In an overall pooled analysis of the number of patients needed to treat, treating 20 patients with olezarsen is estimated to prevent one acute pancreatitis event over one year.
•
In the highest risk group, patients with triglyceride levels greater than or equal to 880 mg/dL and a history of acute pancreatitis, treating four patients is estimated to prevent one event over one year.

Olezarsen also showed an overall favorable lipid profile, with significant reductions in the secondary endpoints of apoC-III, remnant cholesterol and non-HDL-C.

Olezarsen demonstrated a favorable safety and tolerability profile in the CORE and CORE2 studies. Adverse events were balanced across treatment arms (75% olezarsen 50 mg; 76% olezarsen 80 mg; 75% placebo). Serious adverse events occurred less frequently in the olezarsen group compared to placebo (9% olezarsen 50 mg; 11% olezarsen 80 mg; 14% placebo). The most common treatment-emergent events were injection site reactions, which were mostly mild and occurred more frequently with olezarsen (10% olezarsen 50 mg; 17% olezarsen 80 mg; 1% placebo).

Several additional parameters were generally consistent with previous study results. At the 80 mg dose, asymptomatic increases in liver enzymes ≥3 times the upper limit of normal occurred in 7% of patients compared to 2% in the placebo group. These were not associated with clinical complications and generally resolved with continued dosing. No cases met the criteria for Hy’s law. Consistent with previously reported results with apoC-III-targeting therapies, small absolute mean elevations in liver fat (2.28% olezarsen 50 mg; 4.18% olezarsen 80 mg; 0.14% placebo) and hemoglobin A1c (HbA1c) (0.25% olezarsen 50 mg; 0.24% olezarsen 80 mg; placebo-adjusted) were observed. Increases in liver fat were not correlated with transaminase elevations and were not associated with clinical sequelae. There were no imbalances in HbA1c in non-diabetic patients.

We are on track to submit a supplemental new drug application for both the 50 mg and 80 mg doses to the U.S. Food and Drug Administration (“FDA”) by the end of the year and expect a Prescription Drug User Fee Act (“PDUFA”) target action date in 2026. We also anticipate making additional regulatory filings outside the U.S. next year. An open-label extension (“OLE”) study of olezarsen for sHTG is ongoing. More than 90% of patients who completed CORE and CORE2 chose to continue into the OLE.

Forward-Looking Statements

Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements regarding Ionis’ business, the therapeutic and commercial potential of olezarsen, our commercial medicines, additional medicines in development and technologies, and Ionis’ expectations regarding development and regulatory milestones. Words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. For such statements, Ionis claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from Ionis’ expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks and uncertainties including those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Ionis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Additional factors that could cause actual results to differ materially from those stated or implied by Ionis’ forward-looking statements are disclosed in Ionis’ filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in Ionis’ most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. These forward-looking statements represent Ionis’ judgment as of the time of this report. Ionis disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated November 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: November 10, 2025	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel